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                   Exhibit 10.27 - Restricted Stock Agreement

         This Restricted Stock Purchase Agreement (the "Agreement") is made this 30th day of April, 1999 (the "Effective Date"), at Phoenix, Arizona, between SalesLogix Corporation, a Delaware corporation ("Parent") and Bruce R. Chase (the "Executive"), in connection with a Plan of Reorganization and Agreement of Merger (the "Merger Agreement") of even date by and among Parent, SLX Merger Company ("Newco") and Enact Incorporated ("Enact"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

         WHEREAS the Executive was a founder of Enact and is now an employee of Newco, a wholly owned subsidiary of Parent;

         WHEREAS, the parties to the Merger Agreement recognize the necessity of the continued involvement of Executive to the preservation of both the developed and in process technology developed by Enact and now owned by Newco; and

         WHEREAS in order to give the Executive an opportunity to acquire additional equity interests in Parent as an incentive for the Executive to participate in the affairs of Newco and the Parent, Parent is willing to transfer as payment in part to the Executive and the Executive desires to receive as payment in part for his services Class A Common Stock of the Parent according to the terms and conditions hereof.

         THEREFORE, the parties agree as follows:

1.       Sale of Stock.

         In consideration of Executive's ongoing employment with Newco or the Parent, as described in the Bruce Chase Employment Agreement, Parent hereby agrees to transfer to the Executive and the Executive hereby agrees to receive as partial payment for his ongoing services an aggregate of 201,893 shares of Class A Common Stock issued by Parent (the "Shares"), subject to the vesting schedule and repurchase rights set forth herein, and also subject to those further vesting conditions and other provisions described in the Escrow Agreement to which a portion of the shares transferable hereunder shall be subject.

2.       Repurchase Rights and Escrows.

         An aggregate 20,189 of the Shares distributed under this Agreement shall be deposited in the Escrow described in the Merger Agreement (hereafter the "Merger Escrow"), and shall be subject in full to the Escrow Agreement. Upon release of Shares from the Merger Escrow, such Shares shall still be subject to the repurchase rights described in Section 5 and the escrow provisions described in Section 8 of this Agreement. With respect to the remaining 181,704 Shares distributed under this Agreement, Executive shall deliver to the Secretary of Parent (hereinafter referred to as the "Escrow Holder") all certificates representing the Shares and an executed blank stock assignment for use in transferring all or a portion of said Shares to Parent if, as and when required under any provision of this Agreement, including Section 5.


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3.       Issuance of Shares.

         Upon full execution by all parties of the Merger Agreement, the Bruce Chase Employment Agreement and this Agreement, Parent shall issue duly executed certificates evidencing the Shares in the name of the Executive, a portion of which Shares shall be subject to the Merger Escrow, and all of which Shares shall be subject to the escrow described in this Agreement until expiration of Parent's repurchase rights as described in Sections 5 and 6.

4.       Tax Treatment.

         In the event Executive makes an election under Section 83(b) of the Internal Revenue Code, Executive shall deliver to Parent a copy of such election form. In connection with such an election for tax treatment under Section 83(b), Executive acknowledges that Parent may have to withhold taxes on any amounts deemed to be compensation. Parent shall have the right, in its sole discretion, to withhold from any cash amounts due or to become due from Parent or Newco to the Executive an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid with respect to the issuance of the Shares.

5.       Repurchase Rights.

         a. Repurchase Right A. In the event that a "Bruce Chase Triggering Termination," as defined in the Bruce Chase Employment Agreement, occurs before all of the Shares are released from Parent's repurchase rights under Section 6, then upon the date of such Bruce Chase Triggering Termination Parent shall be deemed to have automatically repurchased, at a purchase price of $0.00, the following number of Shares:

                  (i) if the Bruce Chase Triggering Termination occurs either on or after May 1, 2000, or before May 1, 2000 but simultaneous with or after a Matt Chase Triggering Termination, all of the Shares which have not been released from Parent's repurchase rights under Section 6.

                  (ii) if the Bruce Chase Triggering Termination occurs before May 1, 2000 and before any Matt Chase Triggering Termination, all of the Shares which have not been released from Parent's repurchase rights under Section 6, less that number of Shares equal to 5,608 * X, where X equals the lesser of six (6) or that number of completed months, commencing with May 1999 inclusive, that Bruce Chase was employed prior to the Bruce Chase Triggering Termination.


         b. Repurchase Right B. In the event that a "Matt Chase Triggering Termination," as defined below, occurs before May 1, 2000, then upon the date of such Matt Chase Triggering Termination , Parent shall be deemed to have automatically repurchased, at a purchase price of $0.00: (i) 33,649 of the Shares less 8,412 Shares for each full month past the eighth month of employment completed by Matt Chase prior to the Matt Chase Triggering Termination, if no Bruce Chase Triggering Termination has occurred as of such date; or (ii) if a Bruce Chase


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Triggering Termination has already occurred as of such date, that number of
Shares calculated using the "5,608 * X" formula described in Section 5(a)(ii) above.

         c. The repurchase rights described in this Section 5 shall be automatic. Upon the occurrence of an event triggering an automatic repurchase Parent shall become the legal and beneficial owner of the Shares deemed repurchased and all rights and interests therein or relating thereto, and Parent shall have the right to retain and transfer to its own name the number of Shares so repurchased by Parent.

         d. As used herein, "Matt Chase Triggering Termination" shall mean that Matt Chase's employment with the Company and/or Newco is terminated prior to June 1, 2000 due to: (i) any resignation or voluntary abandonment of employment by Matt Chase other than a resignation "For Good Reason" as defined in Section
5.4 of the Matt Chase Employment Agreement; or (ii) any termination of Matt Chase for "Cause" as defined in Section 5.3 of the Matt Chase Employment Agreement. Conversely, the term "Matt Chase Triggering Termination" shall not mean: (i) termination due to Matt Chase's death, as described under Section 5.2 of the Matt Chase Employment Agreement; (ii) termination due to Matt Chase's "Disability," as defined in Section 5.1 of the Matt Chase Employment Agreement;
(iii) resignation by Matt Chase "For Good Reason" as defined in Section 5.4 of the Matt Chase Employment Agreement; or (iv) termination of employment by the Company and/or Newco (meaning Employee shall no longer be employed by at least one of them) other than for "Cause" as defined in Section 5.3 of the Matt Chase Employment Agreement.


6.       Release of Shares From Repurchase Option.

         a. Provided in each case that the Shares have not been completely repurchased under Section 5, the Shares shall be released from both of Parent's repurchase rights described in Section 5 above in accordance with the following schedule:


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
-----------------------------------------------------------------------------------------------------------
RELEASE DATE                                         NUMBER OF    SHARES          RELEASED
                                                   (in addition   to those       Previously        released)
-----------------------------------------------------------------------------------------------------------
                      Months employment              B+M+           B+M-            B-M+             B-M-
                      completed:
-----------------------------------------------------------------------------------------------------------
June 1, 99            One                                   0           0                   0            0
-----------------------------------------------------------------------------------------------------------
July 1, 99            Two                                   0           0                   0            0
-----------------------------------------------------------------------------------------------------------
August 1, 99          Three                                 0           0                   0            0
-----------------------------------------------------------------------------------------------------------
September 1, 99       Four                                  0           0                   0            0
-----------------------------------------------------------------------------------------------------------
October 1, 99         Five                                  0           0                   0            0
-----------------------------------------------------------------------------------------------------------
November 1, 99        Six                                   0           0                   0            0
-----------------------------------------------------------------------------------------------------------
December 1, 99        Seven                             5,608       5,608                   0            0
-----------------------------------------------------------------------------------------------------------
January 1, 00         Eight                             5,608       5,608                   0            0
-----------------------------------------------------------------------------------------------------------
February 1, 00        Nine                        5,608+8,412       5,608         (5,608*X/4)            0
-----------------------------------------------------------------------------------------------------------
March 1, 00           Ten                         5,608+8,412       5,608        (5,608*X/4)0            0
-----------------------------------------------------------------------------------------------------------
April 1, 00           Eleven                      5,608+8,412       5,608        (5,608*X/4)0            0
-----------------------------------------------------------------------------------------------------------
May 1, 00             Twelve                      5,608+8,413       5,608       (5,608 * X/4)            0
-----------------------------------------------------------------------------------------------------------

1st of each month thereafter
(assuming no Bruce Chase
Triggering Termination occurs)                          5,608       5,608                N/A           N/A
-----------------------------------------------------------------------------------------------------------


As used in the foregoing chart:

- "B+M+" means that as of the date immediately preceding the Release Date neither a Bruce Chase Triggering Termination nor a Matt Chase Triggering Termination has occurred.

- "B+M-" means that as of the date immediately preceding the Release Date a Bruce Chase Triggering Termination has not occurred, but a Matt Chase Triggering Termination has occurred.

- "B-M+" means that as of the date immediately preceding the Release Date a Bruce Chase Triggering Termination has occurred, but a Matt Chase Triggering Termination has not occurred.

- "B-M-" means that as of the date immediately preceding the Release Date both a Bruce Chase Triggering Termination and a Matt Chase Triggering Termination have occurred.

- "X" means the lesser of six (6) or that number of completed months, commencing with May 1999 inclusive, that Bruce Chase was employed prior to the Bruce Chase Triggering Termination.

         b. The Shares which have been released from Parent's repurchase rights described in Section 5 shall be delivered to the Executive at the Executive's request (see Section 8) except to the extent they remain subject to the Merger Escrow.

         c. Notwithstanding Section 5 or the release schedule set forth in
Section 6(a) above, all Shares not previously repurchased under Section 5 shall immediately be released from both Parent's repurchase rights and the escrow described in this Agreement upon either: (i) the effective date of a "Bruce Chase Non-Triggering Termination," as defined in the Bruce Chase Employment Agreement; or (ii) a "Change in Control Transaction." As used in this Section, a


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Change in Control Transaction shall mean a transaction in which: (i) Parent is merged or consolidated with another business entity not previously controlled by Parent; (ii) the Parent sells or transfers all or substantially all of its assets; or (iii) at least 50% or more of the equity investment and of the voting power of the Parent is acquired by a single entity or reporting group.

7.       Restriction on Transfer.

         Except for the escrow described in Sections 2 and 8, or a transfer of the Shares to Parent as contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from Parent's repurchase rights in accordance with the provisions of this Agreement.

8.       Escrow of Shares.

         a. The Shares issued under this Agreement shall be held by the Escrow Holder, along with a stock assignment executed by the Executive in blank, until Parent's rights to repurchase such Shares, as set forth above, have expired.

         b. The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

         c. If Parent's automatic repurchase rights are triggered, the Escrow Holder, upon receipt of written notice from Parent, shall take all steps necessary to accomplish such transfer.

         d. When the Parent's repurchase option specified in Section 5 has been exercised or expires unexercised or a portion of the Shares have been released from such repurchase option, upon Executive's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Executive, except to the extent such Shares remain subject to the Merger Escrow.

         e. Subject to the terms hereof, the Executive shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of Parent's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of Parent, any and all new, substituted or additional securities to which the Executive is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and Parent's repurchase option set forth above.


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9.       Investment Representations.

         In connection with the purchase of the Shares, the Executive represents and warrants to Parent the following:

         a. He is aware of Parent's business affairs and financial condition and has acquired sufficient information about Parent to reach an informed and knowledgeable decision to acquire the Shares.

         b. He is acquiring the Shares for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 and applicable state securities laws (collectively, the "Securities Act"). He further acknowledges and understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein.

         c. He acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He understands that the certificate(s) evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for Parent.

         d. He is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions and that such conditions are not currently satisfied with respect to Parent and the Shares and there can be no assurance (and Parent undertakes no obligation to ensure) that such conditions will ever be met.

         e. He further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with another registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

10.      Legends.

         The share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the same legend described in Section 1.3 of the Enact Investor Rights Agreement.

11.      Right of First Refusal.

         [intentionally omitted]


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12.      Adjustment for Stock Split.

         All references to the number and purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by Parent after the date of this Agreement. This provision does not grant Executive any preemptive or other rights to acquire additional shares of Parent.

13.      General Provisions.

         a. This Agreement shall be governed by the laws of the State of Arizona. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Executive (other than the Merger Agreement and other documents ancillary thereto) and may only be modified or amended in writing signed by both parties.

         b. Any notice, demand or request required or permitted to be given by either Parent or the Executive pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, first class with postage prepaid, and addressed to the parties at the addresses set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Any notice to the Escrow Holder shall be sent to Parent's address with a copy to the party not sending the notice.

         c. The rights and benefits of Parent under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by Parent's successors and assigns. The rights and obligations of the Executive under this Agreement may only be assigned with the prior written consent of Parent.

         d. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         e. The Executive agrees to execute, upon request of Parent, any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

14.      Not an Employment Agreement.

         Executive is an employee at will of Parent or Newco and may be terminated at any time with or without cause, subject to the Bruce Chase Employment Agreement and any other employment agreements between Parent and the Executive. Nothing in this Agreement or any other agreement with Parent shall imply or be construed as a promise or guarantee of continued employment for any period, including without limitation, any period of time required for full vesting or exercise of rights under this Agreement.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

                                              SALESLOGIX CORPORATION

                                              By:  /s/ Gary Acord

                                              Name:   Gary Acord
                                                   Its:        CFO

                                              /s/ Bruce Chase
                                              Bruce Chase
                                              413 Inglewood Drive
                                              Westerville, Ohio 43081


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